EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew M. Johnson, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q/A of AST SpaceMobile, Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 12, 2025

/s/ Andrew M. Johnson
Andrew M. Johnson
Chief Financial Officer and Chief Legal Officer
Principal Financial Officer